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                                                                   EXHIBIT 10.15


                         REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (this "Agreement") is made and entered into as of September 26, 1997, by and between Software AG Systems, Inc., a Delaware corporation (the "Company"), and Thayer Equity Investors III, L.P., a Delaware limited partnership, for the benefit of all holders of Registrable Shares (as defined herein).

       The parties hereby agree as follows:

       1.  Definitions. For purposes of this Agreement:
           -----------

           (a) "Common Stock" means shares of the Company's common stock, par value $0.01 per share;

           (b) "Investors" means the holders of Registrable Shares on the date hereof and any person or entity that acquires any shares of Common Stock from any of such Investors after the date hereof in a transaction as a result of which such shares constitute "restricted securities" under Rule 144 under the Securities Act;

           (c) "IPO Event" means the consummation of an underwritten public offering pursuant to an effective registration statement under the Securities Act that is underwritten by one or more nationally-recognized investment banking firms;
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           (d) "Majority-in-Interest" means Investors who in the aggregate hold more than 50% of the Registrable Shares as the time of determination;

           (e) "Register," "registered," and "registration" refer to an underwritten registration effected by preparing and filing with the Securities and Exchange Commission (the "Commission") a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document;

           (f) "Registration Expenses" means all expenses in connection with the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all (i) registration, qualification and filing fees; (ii) fees, costs and expenses of compliance with securities or blue sky laws (including reasonable fees, expenses and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Shares under the laws of such jurisdictions as the managing underwriter or underwriters in a registration may designate, subject to the limitation as set forth in subsection (h) of Section 5 hereof); (iii) printing expenses; (iv) messenger, telephone and delivery expenses;

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(v) fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants retained by the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) Securities Act liability insurance if the Company so desires; (vii) fees, expenses and disbursements of any other individuals or entities retained by the Company in connection with the registration of the Registrable Shares; (viii) fees, costs and expenses incurred in connection with the listing of the Registrable Shares on each national securities exchange or automated quotation system on which the Company has made application for the listing of its Common Stock; and (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties and expenses of any annual audit). Registration Expenses shall not include selling commissions, discounts or other compensation paid to underwriters or other agents or brokers to effect the sale of Registrable Shares, or counsel fees and any other expenses incurred by Investors in connection with any registration that are not specified in the immediately preceding sentence;

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           (g) "Registrable Shares" means shares of Common Stock held by any of the Investors that cannot be sold by such Investor to the public without registration under the Securities Act, including shares that may be sold under Rule 144 if the total number of shares desired to be sold by such Investor cannot be sold by such Investor under Rule 144 in a single transaction; and

           (h) "Securities Act" means the Securities Act of 1933, as amended.

       2.  Demand Registrations.
           --------------------

           (a) Request for Registration. If a Majority-in-Interest submits a
               ------------------------
written request (a "Demand Notice") to the Company subsequent to an IPO Event that the Company register Registrable Shares under and in accordance with the Securities Act (a "Demand Registration"), then the Company shall:

               (i) within 5 business days after receipt of such Demand Notice, give written notice of the proposed registration to all other Investors; and

               (ii) as soon as practicable, use reasonable diligent efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Shares as are specified in such request,

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together with all or such portion of the Registrable Shares of any Investors joining in such request as are specified in written requests received by the Company within 10 business days after the date the Company sends the written notice referred to in clause (i) above.

       Notwithstanding the foregoing, however, the Company shall not be obligated to take any action to effect any such registration under this Section 2 within six months immediately following the effective date of any registration statement pertaining to securities of the Company in which the Investors were given the right to register Registrable Shares pursuant to the registration rights described in Section 3 hereof and the number of Registrable Shares included in such registration was not reduced from the number of Registrable Shares requested to be included pursuant to Section 3(b). Nor shall the Company be obligated to complete more than five Demand Registrations or more than one Demand Registration on Form S-1 (or any successor form).

       In addition, if the Company shall furnish to the Majority-in-Interest under this Section 2 a certificate signed by the president of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the

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Company or its stockholders for a registration statement to be filed on or before the date filing would be required in connection with any Demand Registration and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a reasonable period not to exceed an additional ninety (90) days provided that such right shall not be exercised more than once with respect to a request for registration hereunder; and in any such event, the Majority-in-Interest will be entitled to withdraw their request for registration hereunder. If any such request is withdrawn as provided in the immediately preceding sentence, such registration will not be considered a permitted Demand Registration hereunder, and the Company will pay all Registration Expenses in connection with such withdrawn request for registration.

           (b) Underwriting. In connection with any registration under this
               ------------
Section 2, if so requested, the Company shall enter into an underwriting agreement with one or more underwriters selected by the Majority-in-Interest having terms and conditions customary for such agreements.

       3.  Company Registration.
           --------------------

           (a) Notice of Registration. If at any time or from time to time, the
               ----------------------
Company shall determine to

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register any of its Common Stock, whether or not for its own account, other than a registration relating to employee benefit plans or a registration relating to a Rule 145 transaction, the Company shall:

               (i) provide to each Investor written notice thereof at least 10 business days prior to the filing of the registration statement by the Company in connection with such registration; and

               (ii) include in such registration, and in any underwriting involved therein, all those Registrable Shares specified in a written request by each Investor received by the Company within 5 business days after the Company sends the written notice referred to above, subject to the provisions of Section 3(b) below.

           (b) Underwriting. The right of any Investor to registration pursuant
               ------------
to this Section 3 shall be conditioned upon the participation by such Investor in the underwriting arrangements specified by the Company in connection with such registration and the inclusion of the Registrable Shares of such Investor in such underwriting to the extent provided herein. All Investors proposing to distribute their Registrable Shares through such underwriting shall (together with the Company) enter into an underwriting agreement in

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customary form with the managing underwriter selected for such underwriting by the Company and take all other actions, and deliver such opinions and certifications, as may be reasonably requested by such managing underwriter. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Shares to be included in such registration. The Company shall so advise all Investors distributing Registrable Shares through such underwriting, and there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation, first shares held by the Investors and, thereafter, to the extent necessary, shares which the Company wishes to register for its own account. As among the Investors as a group, the number of Registrable Shares that may be included in the registration and underwriting shall be allocated among them in proportion, as nearly as practicable, to the respective amounts of Registrable Shares required to be included (determined without regard to any requirement of a request to be included in such registration) in such registration held by all Investors at the time of filing the registration statement. To

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facilitate the allocation of shares in accordance with the above provisions, the
Company may round the number of shares allocated to any Investor to the nearest 100 shares.

       (c) Right to Terminate Registration. The Company shall have the right to
           -------------------------------
terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration whether or not any Investor has elected to include Registrable Shares in such registration.

       4.  Expense of Registration. All Registration Expenses incurred in
           -----------------------
connection with the registration and other obligations of the Company pursuant to Sections 2, 3 and 5 shall be borne by Company; provided, however, that Company shall not be required to pay for expenses of any registration begun pursuant to Section 2, the request for which has been subsequently withdrawn by the Majority-in-Interest, in which case such expenses shall be borne by the Majority-in-Interest pro rata in accordance with the number of Registrable Shares initially sought to be registered, unless the Majority-in-Interest withdraw their request for registration hereunder as a result of a deferral of the filing of such registration statement at the request of

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the Company, in which case, the Company will pay all Registration Expenses in connection with such registration.

       5.  Registration Procedures. If and whenever the Company is required by
           -----------------------
the provisions of this Agreement to effect the registration of Registrable Shares, the Company shall:

           (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Shares, and use its reasonable diligent efforts to cause such registration statement to become effective as promptly as practicable and remain effective thereafter as provided herein, provided that prior to filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Company will furnish to each of the Investors whose Registrable Shares are covered by such registration statement, their counsel and the underwriters copies of all such documents proposed to be filed sufficiently in advance of filing to provide them with a reasonable opportunity to review such documents and comment thereon;

           (b) prepare and file with the Commission such amendments (including post-effective amendments)

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and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Shares covered by such registration statement, including such amendments (including post-effective amendments) and supplements as may be necessary to reflect the intended method of disposition by the prospective seller or sellers of such Registrable Shares, but (except for a shelf registration) for no longer than 120 days subsequent to the effective date of such registration statement;

          (c) provide customary indemnity and contribution arrangements to any qualified independent underwriter or qualified independent pricer as defined in Schedule E of the Bylaws of the National Association of Securities Dealers, Inc. (a "Qualified Independent Underwriter/Pricer"), if requested by such Qualified Independent Underwriter/Pricer, on such reasonable terms as such Qualified Independent Underwriter/Pricer customarily requires;

          (d) subject to receiving reasonable assurances of confidentiality, for a reasonable period after the filing of such registration statement, and

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throughout each period during which the Company is required to keep a registration effective, make available for inspection by the selling holders of Registrable Shares being offered, and any underwriters, and their respective counsel, such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries as shall be reasonably necessary, in the judgment of such counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

          (e) promptly notify the selling holders of Registrable Shares and any underwriters and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission, by the National Association of Securities Dealers Inc. ("NASD"), and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by any such entity for amendments or supplements to such registration statement or

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prospectus or for additional information, (iii) of the issuance by the
Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose,
(iv) if at any time the representations and warranties of the Company cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (vi) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (f) furnish to each selling holder of Registrable Shares being offered, and any underwriters, prospectuses or amendments or supplements thereto, in

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such quantities as they may reasonably request and as soon as practicable, that update previous prospectuses or amendments or supplements thereto;

          (g) in the case of a registration under Section 3 hereof, permit selling holders of Registrable Shares to rely on any representations and warranties made to any underwriter of the Company or any opinion of counsel or "cold comfort" letter delivered to any such underwriter, and indemnify each such holder to the same extent that it indemnities any such underwriter;

          (h) use reasonable diligent efforts to (i) register or qualify the Registrable Shares to be included in a registration statement hereunder under such other securities laws or blue sky laws of such jurisdictions within the United States of America as any selling holder of such Registrable Shares or any underwriter of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect for so long as the registration statement remains in effect and (ii) take any and all such actions as may be reasonably necessary or advisable to enable such holder or underwriter to consummate the disposition in such jurisdictions of such Registrable Shares owned by such holder; provided, however, that the Company shall not be required
                      --------  -------
for any such purpose to

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(x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 5(h), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

          (i) cause all such Registrable Shares to be listed or accepted for quotation on each securities exchange or automated quotation system on which the Company's Common Stock then trades; and

          (j) otherwise use reasonable diligent efforts to comply with all applicable provisions of the Securities Act, and rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering a period of at least twelve months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     6.   Indemnification. In the event any of the Registrable Shares are
          ---------------
included in a registration statement under this Agreement:

          (a) the Company will indemnify each Investor who participates in such registration, each of its officers and directors and partners and such Investor's separate legal counsel and independent

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accountants, and each person controlling such Investor within the meaning of
Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Investor, each of its officers and directors and partners and such Investor's separate legal counsel and independent accountants and

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each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor or underwriter and stated to be specially for use therein.

          (b) Each Investor will, if Registrable Shares held by such Investor are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Investor, each of its officers and directors and each

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person controlling such Investor within the meaning of Section 15 of the
Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company, such Investors, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein.

            (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall

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give notice to the party required to provide indemnification (the "Indemnifying
Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought provided that failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder unless it is materially prejudiced thereby, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be that of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party

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and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing of an election to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party then shall have the right to employ separate counsel at its own expense and to participate in the defense thereof, and shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by a majority of the Indemnified Parties who are eligible to select such counsel). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any

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judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may consent to entry of any judgment or enter into any settlement without the prior written consent of the Indemnifying Party.

          (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party with respect to such loss, liability, claim, damage or expenses in the proportion that is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the

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omission to state a material fact relates to information supplied by the
Indemnifying Party or by the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       7.  Information by Investors. Investors whose Registrable Shares are
           ------------------------
included in any registration shall furnish to the Company such information regarding themselves and the distribution proposed by them as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

       8.  Rule 144 Reporting. With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, after such time as a public market exists for the Common Shares and until five years from the date thereof, the Company shall use reasonably diligent efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, beginning 90 days after (i) an IPO Event, or (ii) the Company registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended; or

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           (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

           (c) Furnish to any Investor promptly upon request a written statement as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after an IPO Event), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell Registrable Shares without registration.

       9.  Termination of Registration Rights. No Investor shall be entitled to
           ----------------------------------
exercise any right provided for in this Agreement after 7 years following an IPO event.

       10. Miscellaneous.
           -------------

           (a) Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this

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sentence, may not be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may not be given unless the Company has obtained the written consent of a Majority-in-Interest. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Investors whose Registrable Shares are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other Investors may be given by the holders of majority of the Registrable Shares being sold by such holders.

          (b) Notices. All notices or communications which are required or
              -------
permitted hereunder shall be in writing and sufficient if delivered personally or sent by facsimile transmission or by reputable overnight express delivery service. Communications to an Investor shall be sent to such Investor at its address set forth in the security register or other records of the Company. Communications to the Company shall be sent as follows:

            Software AG Systems, Inc.
            11190 Sunrise Valley Drive
            Reston, VA 20191
            Attention:  Secretary
            Facsimile No.: 703-391-6980

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          (c) Descriptive Headings. The descriptive headings of the several
              --------------------
Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (d) Governing Law. This Agreement shall be construed and enforced in
              -------------
accordance with, and the rights of the parties shall be governed by, the law of the State of New York as applied to agreements entered into and wholly performed in New York, without giving effect to the choice of law or conflicts principles thereof.

          (e) Entire Agreement. This Agreement contains the entire agreement
              ----------------
among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

          (f) Severability. Any provisions of this Agreement that is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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          (g) Counterparts. This Agreement may be executed simultaneously in two
              ------------
or more counterparts, each of which shall be deemed as original, and it shall not be necessity in making proof of this Agreement to produce or account for more than one such counterpart.

          (h) Successors and Assigns; Third Party Beneficiaries. All the terms
              -------------------------------------------------
and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and the permitted assigns of the parties hereto. In addition, the terms and provisions of this Agreement shall also inure to the benefit of and be enforceable by the Investors who are not signatories to this Agreement, each of whom is an intended third party beneficiary hereof, provided however that each such Investor who registers Registrable Shares pursuant to the terms of this Agreement shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                SOFTWARE AG SYSTEMS, INC.


                                By: /s/ Harry K. McCreery
                                    ----------------------------------
                                    Harry K. McCreery
                                    Vice President, Treasurer and
                                    Chief Financial Officer


                                THAYER EQUITY INVESTORS III, L.P.


                                By: TC Equity Partners, LLC,
                                    its General Partner


                                    By: /s/ Rick Rickertsen
                                        ------------------------------
                                        Rick Rickertsen

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